SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 29, 1997


                               IMNET Systems, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or other Jurisdiction of Incorporation)


            0-26306                                    39-1730068
         (Commission File Number)       (I.R.S. Employer Identification No.)


3015 Windward Plaza, Windward Fairways II, Atlanta, Georgia          30005-7448
            (Address of Principal Executive Offices)                 (Zip Code)


                                 (770) 521-5600
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)


487065.1

ITEM 5.  OTHER EVENTS

     On October 29, 1997, IMNET Systems, Inc. (the "Company") published a press release announcing its financial results for the three month period ending September 30, 1997. On November 6, 1997 the Company published a press release announcing certain management changes. Copies of each press release are attached hereto as Exhibits 99.1 and 99.2, respectively.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial statements of business acquired.

                  Not applicable

         b.       Pro forma financial information.

                  Not applicable

         c.       Exhibits.

                  The following exhibits are filed with this report:


                  Exhibit No.               Title
                  ___________               ______

                  99.1                      Press Release dated October 29, 1997
                  99.2                      Press Release dated November 6, 1997


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         IMNET Systems, Inc.



Dated:  November 11, 1997                By:/s/ Raymond L. Brown
                                             ____________________
                                             Raymond L. Brown
                                             Senior Vice President - Business
                                             Development

487065.1

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                                 Title
-----------                                 -----


99.1                                        Press Release dated October 29, 1997
99.2                                        Press Release dated November 6, 1997




451906.2

                                  EXHIBIT 99.1


451906.2